[Exhibit 99.2]


October 23, 2001

Referral Holdings Corporation
111 Congress Ave.
Suite 461
Austin, TX 78701

To Whom It May Concern:

Please consider this letter as immediate notice to the Officers, Directors, Shareholders and interested parties of Referral Holdings Corporation, that I, Glenn A. LaPointe hereby resign as Chief Executive Officer, President and Director of Referral Holdings Corporation effective immediately as of the date of this letter.

Sincerely,



/s/Glenn LaPointe
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